UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5750 New King Drive, Suite 320 Troy, MI 48098
(Address of principal executive offices)

Registrant's telephone number:  (833) 374-7282

No change
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	SAUC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

An annual meeting of the stockholders of Diversified Restaurant Holdings, Inc. (the "Company") was held on December 19, 2019 (the “Meeting”).

As of November 20, 2019, the record date for the annual meeting, there were 33,324,160 shares of the Company's common stock outstanding and entitled to vote. At the Annual Meeting, 29,028,505 shares, or approximately 87.1% of all outstanding shares of common stock, were present either in person or by proxy.

At the Meeting, our stockholders voted on each of the following matters:

•
adoption of the Agreement and Plan of Merger, dated as of November 6, 2019, by and among the Company, Patton Wings Intermediate Holdings, LLC ("Parent"), and Golden Merger Sub, Inc. ("Merger Sub"), pursuant to which Merger Sub will merger with and into the Company, with the Company surviving the merger as a direct wholly owned subsidiary of Parent;

•
approval to adjourn the Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the merger proposal, or in the absence of a quorum;

•	an advisory vote to approve the compensation payments that will or may be paid to certain named executive officers in connection with the merger;

•	election of six directors, each for a one-year term;

•	an advisory vote to approve the compensation of our executives disclosed in our proxy statement for the Meeting;

•	an advisory vote on the frequency of the advisory votes on the compensation of the Company's named execute officers; and

•	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019.

The final vote results for these three matters are set forth below.

Proposal No. 1 - Adoption of Agreement and Plan of Merger

The votes cast on the adoption of the Agreement and Plan of Merger were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,519,199	30,023	69	6,479,214

Proposal No. 2 - Approval to Adjourn the Meeting

The votes cast on the approval to adjourn the Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the merger proposal, or in the absence of a quorum were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,787,721	234,829	5,955	—

Proposal No. 3 - Advisory Vote on Executive Compensation in Connection with the Merger

The votes cast on the advisory vote to approve the compensation payments that will or may be paid to certain named executive officers in connection with the merger were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,421,357	74,024	53,910	6,479,214

Proposal No. 4 - Election of Directors

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
T. Michael Ansley	21,594,587	954,704	—	6,479,214
Roger Lipton	22,485,532	63,759	—	6,479,214
Jay Alan Dusenberry	22,413,495	135,796	—	6,479,214
Philip Friedman	22,484,732	64,559	—	6,479,214
David Ligotti	21,582,536	966,755	—	6,479,214
Joseph M. Nowicki	22,485,469	63,822	—	6,479,214

Proposal No. 5 - Advisory Vote on Executive Compensation

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
22,125,370	74,335	349,586	6,479,214

Proposal No. 6 - Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The votes cast on the advisory vote on the frequency of the advisory vote on executive compensation were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-votes
22,154,761	55,003	111,653	227,874	6,479,214

Proposal No. 7 - Appointment of Independent Auditor

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,670,478	49,426	308,601	—

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated:	December 19, 2019	By:	/s/ T. Michael Ansley
		Name:	T. Michael Ansley
		Title:	Acting President (Principal Executive Officer)